Exhibit 10.1

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 15, 2026 (the “Fourth Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.
The Borrower, the Administrative Agent, certain banks and other financial institutions, as lenders (the “Lenders” and each a “Lender”), and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.
The Borrower, the Administrative Agent and the Lenders party hereto desire to enter into this amendment to amend the Existing Credit Agreement as set forth in Section 2 hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the parties agree as follows:

Section 1.
Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
Section 2.
Amendments to the Existing Credit Agreement. Section 9.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.11 Restrictive Agreements. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property in favor of the Administrative Agent for the benefit of the Secured Parties, (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Debt of the Borrower or any other Restricted Subsidiary or transfer any of its properties to any Loan Party or (c) the ability of any Loan Party to amend or otherwise modify this Agreement or any other Loan Document; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by applicable Law or by the Loan Documents, the Permitted Debt Documents, the Senior Notes Documents or by the Preferred Stock Documents, (ii) the foregoing shall not apply to restrictions and conditions existing on the Original Effective Date and in effect on the date hereof identified on Schedule 9.11 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement (excluding the Permitted Debt) if such restrictions or conditions apply only to the property or assets securing such Debt, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) clause (a) of the foregoing shall not apply to any encumbrances or restrictions that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or capital stock not otherwise prohibited by this Agreement, (vii) clause (a) of the foregoing shall not apply to any restrictions regarding licenses or sublicenses by the Borrower and its Restricted Subsidiaries of intellectual property in the ordinary course of business, and (viii) clause (a) of the foregoing shall not apply to any restrictions on cash or other deposits or net worth imposed by customers, suppliers or, in the ordinary course of business, other third parties.

Section 3.
Ratification; Representation and Warranties. The Borrower, for itself and on behalf of the other Loan Parties, hereby (a) acknowledges the terms of this Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) affirms that the terms of the Security Instruments secure, and will continue to secure, all Indebtedness after giving effect to this Amendment, and (d) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Fourth Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing; (iii) the execution, delivery and performance by the Borrower of this Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (iv) this Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms.
Section 4.
Effectiveness. This Amendment shall become effective upon the Administrative Agent’s receipt of executed counterpart signature pages to this Amendment from the Borrower, the Administrative Agent, Lenders comprising at least the Majority Lenders and, for purposes of the Acknowledgment by Guarantors attached to this Amendment, the other Loan Parties.
Section 5.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 6.
Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed signature page to this Amendment by email transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
Section 7.
Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, N.A., as Administrative
Agent, an Issuing Bank and a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher Baethge
Name:	Christopher Baethge
Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	Davie Lee Garza
Title:	Director

FIFTH THIRD BANK, N.A., successor by merger
to Comerica Bank
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Ivan Kolembus
Name:	Ivan Kolembus
Title:	Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated effective as of June 15, 2026 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective obligations under each Loan Document to which it is a party and affirms that the terms of the Guaranty Agreement guarantees, and will continue to guarantee, the Indebtedness, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS, LLC

By:	Comstock Resources, Inc., its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

COMSTOCK OIL & GAS – LOUISIANA, LLC

By:	/s/ Roland O. Burns
Title:	Manager

By:	/s/ M. Jay Allison
Name:	M. Jay Allison
Title:	Manager

COMSTOCK GAS SERVICES LLC

By:	/s/ Roland O. Burns
Title:	President